UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 11, 2022
Carlyle Secured Lending, Inc.
(Exact name of registrant as specified in charter)

Maryland	No. 814-00995	80-0789789
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Vanderbilt Avenue, Suite 3400 New York, New York		10017
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 813-4900

TCG BDC, INC.
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common stock, $0.01 per share	CGBD	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 11, 2022, the Board of Directors of Carlyle Secured Lending, Inc. (the “Company”), appointed Taylor Boswell, age 42, as a Class I Director of the Company and its President.

Mr. Boswell is a Partner and Managing Director within The Carlyle Group Inc.’s (“Carlyle”) Global Credit segment. He joined Carlyle in 2017 and today serves as Chief Investment Officer of the Company and of Carlyle Direct Lending, with responsibility for all aspects of that business’s investment activities.

Prior to joining Carlyle, Mr. Boswell was employed by Apollo Global Management (“Apollo”) from 2013 to 2017. At Apollo, Mr. Boswell served as a Managing Director and Investment Committee Member in the Illiquid Opportunistic Credit Business. Before joining Apollo in 2013, Mr. Boswell was a Director at Perella Weinberg Partners, where he spent seven years focused on corporate investing, as well as helping to grow that firm’s investment management business. Earlier in his career, Mr. Boswell served as an associate at Providence Equity Partners as well as an investment banking analyst at Deutsche Bank.

Mr. Boswell succeeds Linda Pace as the Company’s President. Ms. Pace continues in her role as the Company’s Chief Executive Officer and as a Director and the Chair of its Board of Directors.
Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective April 12, 2022, the Company amended its Articles of Amendment and Restatement to change the Company’s name from TCG BDC, Inc. to Carlyle Secured Lending, Inc. A copy of the Articles of Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 hereto.
Item 9.01 – Financial Statements and Exhibits.

(d)Exhibits:

Exhibit Number	Description

3.1	Articles of Amendment and Restatement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLYLE SECURED LENDING, INC.
(Registrant)

Dated: April 12, 2022	By:	/s/ Joshua Lefkowitz
Name: Joshua Lefkowitz
Title: Chief Compliance Officer and Secretary